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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                November 28, 2001


                                   PALM, INC.

                                ----------------
             (Exact name of registrant as specified in its charter)


          Delaware                   000-29597                   94-3150688
          ---------                  ----------                  ----------
(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

                           5470 Great America Parkway
                                 Santa Clara, CA
                                      95052

                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (408) 878-9000

          (Former name or former address, if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure.

     On November 28, 2001, Palm, Inc. issued a press release entitled "Palm Advances Turnaround Strategy; Updated Q2 Financial Outlook Demonstrates Efforts Taking Hold; Actions Include Net Employee Headcount Reductions; Strategic Hiring." The press release is attached as Exhibit 99.1 to this current report.

     On December 12, 2001, Palm, Inc. issued a press release entitled "Palm, Inc.'s Solutions Group Agrees to Acquire ThinAirApps, Inc.; Move to Give Palm Ownership of Server-based Messaging Platform, Complete End-to-end Solution for the Enterprise Customer, and Position Group for Long-term Leadership in Wireless Arena." The press release is attached as Exhibit 99.2 to this current report.

     On December 17, 2001, Palm, Inc. issued a press release entitled "Palm and Texas Insruments Engage in Far-reaching Collaboration; Palm Selects OMAP (TM) Processors for Next-generation ARM (R)-based Solutions, Wireless." The press release is attached as Exhibit 99.3 to this current report.

     This summary is qualified in its entirety by reference to Exhibit 99.1,
Exhibit 99.2 and Exhibit 99.3 to this current report.

Item 7. Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.


Exhibit No.    Description of Exhibits
----------     -----------------------

99.1 Text of press release, dated November 28, 2001, entitled "Palm Advances Turnaround Strategy; Updated Q2 Financial Outlook Demonstrates Efforts Taking Hold; Actions Include Net Employee Headcount Reductions; Strategic Hiring."

99.2 Text of press release, dated December 12, 2001, entitled "Palm, Inc.'s Solutions Group Agrees to Acquire ThinAirApps, Inc.; Move to Give Palm Ownership of Server-based Messaging Platform, Complete End-to-end Solution for the Enterprise Customer, and Position Group for Long-term Leadership in Wireless Arena."

99.3           Text of press release, dated December 17, 2001, entitled
               "Palm and Texas Instruments Engage in Far-reaching Collaboration; Palm Selects OMAP (TM) Processors for Next-generation ARM
               (R)-based Solutions, Wireless."

                                       -2-

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PALM, INC.


Date: December 17, 2001               By: /s/ Stephen Yu
                                          --------------------------------------
                                          Stephen Yu
                                          Vice President, General Counsel and
                                          Secretary

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                                  EXHIBIT INDEX

Exhibit No.    Description of Exhibits
----------     -----------------------

99.1 Text of press release, dated November 28, 2001, entitled "Palm Advances Turnaround Strategy; Updated Q2 Financial Outlook Demonstrates Efforts Taking Hold; Actions Include Net Employee Headcount Reductions; Strategic Hiring."

99.2 Text of press release, dated December 12, 2001, entitled "Palm, Inc.'s Solutions Group Agrees to Acquire ThinAirApps, Inc.; Move to Give Palm Ownership of Server-based Messaging Platform, Complete End-to-end Solution for the Enterprise Customer, and Position Group for Long-term Leadership in Wireless Arena."

99.3 Text of press release, dated December 17, 2001, entitled "Palm and Texas Instrument Engage in Far-reaching Collaboration; Palm Selects OMAP (TM) Processors for Next-generation ARM (R)-based Solutions, Wireless."

                                       -4-